                               LANDEC CORPORATION

                          NOTICE OF STOCK OPTION GRANT



Optionee's Name and Address:

Nicholas Tompkins
193 Oak Grove Lane
Arroyo Grande, CA 93420

         Pursuant to your Employment and Non-Competition Agreement dated November 29, 1999 (the "Employment Agreement"), you have been granted an option to purchase shares of Common Stock ("Shares") of Landec Corporation (the "Company") as follows:

         Board Approval Date:                        November 22, 1999

         Date of Grant                               November 29, 1999

         Exercise Price Per Share:                   $6.25

         Total Number of Shares Granted:             790,000

         Total Price of Shares Granted:              $4,937,500

         Type of Option:                             Nonstatutory Stock Option

         Expiration Date:                            November 29, 2005

         Vesting Commencement Date:                  November 29, 1999

         Vesting Schedule:                           The right to exercise the Option will vest at the
                                                     rate of 1/2 of the shares subject thereto on the
                                                     first anniversary of the Vesting Commencement Date
                                                     and an additional 1/24th of the shares subject
                                                     thereto at the end of each one month period
                                                     thereafter (total vesting in 24 months); PROVIDED
                                                     THAT, you are employed by Bush Acquisition
                                                     Corporation on the relevant vesting date; PROVIDED
                                                     FURTHER THAT, if at any time during such 24-month
                                                     period, if your employment with Bush Acquisition
                                                     Corporation is ended by Involuntary Termination (as
                                                     defined in the Employment Agreement), then all
                                                     shares shall vest immediately.


         Termination Period:                         The right to exercise the options shall terminate
                                                     upon the sixth anniversary of the Date of Grant or,
                                                     if your employment with Bush Acquisition
                                                     Corporation is ended other than by Involuntary
                                                     Termination, thirty (30) days after the termination
                                                     of your employment with Bush Acquisition
                                                     Corporation, but in no event later than the
                                                     Expiration Date.


         By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement and the Employment Agreement, both of which are attached and made a part of this document.

NICHOLAS TOMPKINS:                           LANDEC CORPORATION



                                    By:
-----------------------------          -----------------------------------------
Signature

                                    Title: President and Chief Executive Officer
-----------------------------              -------------------------------------
Print Name

                               LANDEC CORPORATION

                             STOCK OPTION AGREEMENT


         1. GRANT OF OPTION. LANDEC CORPORATION, a California corporation (the "COMPANY"), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("OPTIONEE"), an option (the "OPTION") to purchase the total number of shares of Common Stock (the "SHARES") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of the Employment Agreement, which is incorporated in relevant part in this Agreement by reference. In the event of a conflict between the terms of the Employment Agreement and the terms of this Agreement, the terms of this Agreement shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Employment Agreement.

         This Option is intended to be a Nonstatutory Stock Option.

         2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the following provisions:

                  (a)      RIGHT TO EXERCISE.

                           (i)      This Option may not be exercised for a
fraction of a share.

                           (ii)     In no event may this Option be exercised
after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

                  (b)      METHOD OF EXERCISE.

                           (i)      This Option shall be exercisable by
delivering to the Company a written notice of exercise (in the form attached as EXHIBIT A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Resolutions. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                           (ii)     As a condition to the exercise of this
Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                           (iii)    No Shares will be issued pursuant to the
exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

         3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:
(a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value (as defined below) on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

         For purposes of this Agreement "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i)      If the Common Stock is listed on any
established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Board of Directors deems reliable;

                           (ii)     If the Common Stock is quoted on the Nasdaq
System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

                           (iii)    In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board of Directors.

         5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's employment with Bush Acquisition Corporation, Optionee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

         7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         8. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Employment Agreement and the terms of this Agreement.

         9. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an employee at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         10. TAX CONSEQUENCES. Optionee acknowledges that he or she has read the brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) EXERCISE OF NONSTATUTORY STOCK OPTION. Because this Option does not qualify as an Incentive Stock Option, Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (b) DISPOSITION OF SHARES. Because this Option is a Nonstatutory Stock Option, then gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

         11. SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                    EXHIBIT A

                               NOTICE OF EXERCISE



To:               Landec Corporation
Attn:
Subject:          NOTICE OF INTENTION TO EXERCISE STOCK OPTION

         This is official notice that the undersigned ("OPTIONEE") intends to exercise Optionee's option to purchase __________ shares of Landec Corporation Common Stock, under and pursuant to the Stock Option Agreement dated ___________, as follows:

                  Grant Number:
                                      --------------------------------

                  Date of Purchase:
                                      --------------------------------

                  Number of Shares:
                                      --------------------------------

                  Purchase Price:
                                      --------------------------------

                  Method of Payment
                  of Purchase Price:
                                      --------------------------------


         Social Security No.:
                                 --------------------------------

         The shares should be issued as follows:

                  Name:
                             --------------------------------

                  Address:
                             --------------------------------

                             --------------------------------

                             --------------------------------

                  Signed:
                             --------------------------------

                  Date:
                             --------------------------------